EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                     OF POLLUTION RESEARCH AND CONTROL CORP.


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly annual report on Form 10-QSB (the "Form 10-QSB") for the quarter ended June 30, 2002, of Pollution Research and Control Corp. (the "Issuer").

     I, Michael Collins, the Chief Financial Officer of the Issuer certify that to the best of my knowledge:

     (i) the Form 10-QSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  August 19, 2002.


                                                    /S/ MICHAEL COLLINS
                                                   ----------------------------
                                                   Name: Michael Collins